UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2019

HARTMAN vREIT XXI, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-185336	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. x

Item 1.01   Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 1.01.

Item 2.01   Completion of Acquisition or Disposition of Assets.

On January 11, 2019, Hartman vREIT XXI, Inc. (the “Company”) through Hartman 11211, LLC (“11211 LLC”), a wholly-owned subsidiary of Hartman vREIT XXI Operating Partnership L.P., our operating partnership (“Operating Partnership”), acquired a fee simple interest in a six-story suburban office building comprising approximately 77,822 square feet and located in Houston, Texas.  The property is commonly referred to as the 11211 Building.

The 11211 Building was built in 1976.  As of January 1, the 11211 Building is 55.1% occupied by 40 tenants.

The 11211 Building was acquired from Cotter & Sons, Inc., an unrelated third party, for a purchase price, as amended of $4,950,000, exclusive of closing costs.  11211 LLC financed the payment of the purchase price for the 11211 Building with proceeds from the Company’s public offering and loan proceeds from a revolving bank credit facility.

An acquisition fee of approximately $123,750 was earned by Hartman XXI Advisors LLC, our affiliated external advisor, in connection with the purchase of the 11211 Building.

No tenant occupies more than 10% of the 11211 Building.  The following table sets forth additional information regarding the five largest tenants of the 11211 Building:

Tenant	Annual Base Rent	Rental SF	Initial Lease Date	Year Expiring
Texas Health School	$145,032	7,437	2-1-2017	2020
Houtex City Allstar	70,317	3,907	NA	2021
Decide Consulting	35,412	1,816	NA	2022
REMAX Goldman-Meyer	32,375	1,750	NA	2020
Arch Staffing Group	27,516	1,376	3-1-2017	2019

The following table reflects lease expirations at the 11211 Building over the next five years:

		Gross Leasable Area		Annualized Base Rent as of January 1, 2019
Year	No. of Leases Expiring	Approximate SF	Percent of Occupied SF	Amount	Percent of Total
2019	21	14,522	33.9	$285,082	34.2
2020	8	14,886	34.7	289,411	34.7
2021	6	8,392	19.6	158,975	19.0
2022	4	4,429	10.3	83,205	10.0
2023	-	-	-	-	-
Total	39	42,229	98.5	$816,673	97.9

The 11211 Building faces competition from similar multitenant office properties located in and around the Houston, Texas area.

Management currently plans to replace the HVAC system. In connection with the property acquisition, the seller has provided an allowance of $579,214 for this purpose. Other the HVAC replacement, management has no plans for material capital improvements or renovations at the 11211 Building and believes that the 11211 Building is suitable for its intended purpose and adequately covered by insurance. For the fiscal year ended December 31, 2018, the 11211 Building paid real estate taxes of $138,603.

The material items of the agreements regarding the acquisition of the 11211 Building described herein are qualified in their entirety by the agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on November 14, 2018 and is incorporated herein by reference.

Property Management

On December 5, 2018, 11211 LLC and Hartman Income REIT Management, Inc. (the “Property Manager”) our affiliate, entered into a Real Property Management Agreement, or the “Management Agreement,” pursuant to which the Property Manager will manage and be the exclusive leasing agent for the 11211 Building.  Pursuant to the terms of the Management Agreement, 11211 LLC will pay the Property Manager a monthly management fee of 3% of the effective gross revenues (as defined in the Management Agreement). 11211 LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases.  The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days’ prior written notice of its desire to terminate the Management Agreement. 11211 LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten-day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so.  11211 LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet
Arrange of a Registrant.

On December 27, ,2018, the Operating Partnership, Hartman Spectrum LLC and 11211, LLC, wholly-owned subsidiaries of the Operating Partnership, entered into a $20,000,000 revolving master credit agreement with East West Bank to provide acquisition and working capital financing. The master credit agreement is evidenced by a master credit agreement, revolving promissory note, and with respect to each collateral property which may be secured by the master credit agreement, a deed of trust, assignment of rents and security agreement. The Company is the guarantor under the master credit agreement.

In connection with the acquisition of the 11211 Building, 11211 LLC received a $2,550,000 advance under the master credit agreement.

The material terms of the loan agreement and related loan documents described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed by the Company on January 3, 2019 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
10.1	Deed of Trust and Assignment of Rents and Security Agreement dated January 11, 2019 by Hartman 11211, LLC for the benefit of East West Bank.
10.2	Real Property Management Agreement, dated as of December 5, 2018 by and between Hartman 11211, LLC and Hartman Income REIT Management, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, Inc.
(Registrant)
Date: January 16, 2018	By:	/s/ Louis T. Fox, III
Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit	Description
10.1	Deed of Trust and Assignment of Rents and Security Agreement dated January 11, 2019 by Hartman 11211, LLC. For the benefit of East West Bank.
10.2	Real Property Management Agreement, dated as of December 5, 2018 by and between Hartman 11211, LLC and Hartman Income REIT Management, Inc.